Exhibit 3.211

ARTIOLES OF INCORPORATION

of

WHOLESALE—RETAIL FOOD MARKET

000000

I.

The name of this corporation is WHOLESALE—RETAIL, FOOD MARKETS.

II.

The purposes for which this corporation is formed are; (a) To own, operate, maintain, manage, equip, improve, repair, alter and otherwise deal with, use and enjoy, lease, mortgage, deed in trust, pledge, and otherwise encumber, and to sell, export, lease as Lessor and otherwise dispose of, goods, wares, merchandise and personal property and real property of every sort, nature and description, wherever situated.

(b) To acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking either wholly or in part the liabilities of any person, firm, association or corporation; and to acquire any business as a going concern or otherwise (1) by purchase of the assets thereof wholly or in part, (2) by acquisition of the shares or any part thereof, or (3) in any other manner, and to pay for the same in cash or in the shares or bonds or other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any manner dispose of, the whole or any part of the goodwill, business, rights and property so acquired, and to conduct in any lawful manner the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

(c) To enter into, make, perform and carry out contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, association or corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivision.

(d) To promote or to aid in any manner, financially or otherwise, any person, corporation or association of which any shares, bonds, notes, debentures or other securities or evidences of indebtedness are held directly or indirectly by this corporation; and for this purpose to guarantee the contracts, dividends, shares, bonds, debentures, notes and other obligations of such other persons, corporations or associations; and to do any other acts or things designed to protect, preserve, improve or enhance the value of such shares, bonds, notes, debentures or other securities or evidences of indebtedness.

(e) To borrow money; to issue bonds, notes, debentures or other obligations of this corporation from time to time for any of the objects or purposes of this corporation, and to secure the same by mortgage, pledge, deed of trust or otherwise, or to issue the same unsecured.

(f) To lend money; to purchase, acquire, own, hold, guarantee, sell, assign, transfer, mortgage, pledge or otherwise dispose of and deal in, shares, bonds, notes, debentures, or other securities or evidences of indebtedness of any other person, corporation or association, whether domestic or foreign, and whether now or hereafter organized or existing; and while the holder thereof to exercise all the rights, powers and privileges of ownership, including the right to vote thereon, to the same extent as a natural person might or could do.

(g) To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interests of this corporation or to enhance the value of its property or business; to conduct its business in this state, in other states in the District of Columbia, in the territories and colonies of the United States, and in foreign countries; and to hold, purchase, mortgage and convey real and personal property, either in or out of the State of California, and to have and to exercise all the powers conferred by the laws of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes.

III.

The county in the State of California where the principal office for the transaction of business of this corporation is to be located is Orange County.

IV.

That said corporation shall issue only one class of stock; that the total number of shares which the corporation shall have authority to issue shall be one thousand (1,000) shares, and the aggregate par value of all the shares shall be One Hundred Thousand Dollars ($100,000.00), and the par value of each of said shares shall be and the same is hereby fixed at One Hundred Dollars ($100.00).

V.

The names and addresses of the persons who are hereby appointed to act as the first directors of this corporation are;

Name	Address
C. G. Illingworth	Santa Ana, California
L. J. Gall,	Santa Ana, California
C. W. Edwards,	Pomona, California.

VI.

The number of directors of this corporation may be changed by a by-law fixing or changing the number of directors, duly adopted by the shareholders of said corporation.

IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, we, the undersigned, constituting the incorporators of this corporation, including the persons named hereinabove as the first directors of this corporation, have executed these Articles of Incorporation this 9th day of June, 1932.

O.G. Illingworth
L.J. Gall
C.W. Edwards

STATE OF CALIFORNIA    )

                                                 )SS.

County of Orange,                  )

On this 9th day of June, 1932, before me, the under signed, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared C. G. Illingworth, L. J. Gall and C. W. Edwards, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

[ILLEGIBLE]
Notary Public in and for said
County and State.

Name changed to SUNRICH MERCANTILE CORP.

CERTIFICATE OF AMENDMENT OF ARTICLES

OF INCORPORATION OF

WHOLESALE-RETAIL FOOD MARKETS,

a California corporation.

The undersigned, C. W. EDWARDS and PHILIP B. GERRARD, do hereby certify that they are respectively the duly elected and acting President and Secretary of WHOLESALE-RETAIL FOOD MARKETS, a California corporation, and further that:

ONE; At a special meeting of the Board of Directors of said corporation duly held at 1111 Fullerton Road, La Habra, California, at the hour of 11:00 o’clock A.M. on the 5th day of December, 1955, at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolution was duly adopted:

NOW. THEREFORE, BE IT RESOLVED: That ARTICLE I, also known as Paragraph I of the ARTICLES OF INCORPORATION of this corporation be amended to read as follows:

I.

The name of this corporation is: SUNRICH MERCANTILE CORP.

RESOLVED FURTHER: That the Board of Directors of this corporation hereby adopts and approves said amendment of its ARTICLES OF INCORPORATION; and

RESOLVED FURTHER: That the President or a Vice-president, and the Secretary, or Assistant Secretary of this corporation be, and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power, and thereafter to sign and verify by their oath, and to file a certificate in the form and manner required by Section 3672 of the California Corporations Code, and in general to do any and all things necessary to effect said amendment in accordance with said Section 3672.

TWO: The number of shares of said corporation consenting to such Amendment of its ARTICLES OF INCORPORATION is 197, and the following is a copy of the form of written consent executed by the holders of said shares.

WRITTEN CONSENT OF SHAREHOLDERS TO

AMENDMENT OF ARTICLES OF INCORPORATION

of

WHOLESALE-RETAIL FOOD MARKETS,

a California corporation.

WHEREAS, at a special meeting of the Board of Directors of WHOLESALE-RETAIL FOOD MARKETS, a California corporation, duly held at the principal office for the transaction of business of said corporation at 1111 Fullerton Road, La Habra, California, on the         day of December, 1955, at which meeting a quorum of the members of said board was at all times present and acting, an amendment of the ARTICLES OF INCORPORATION of said corporation was adopted and approved by resolution of said Board amending ARTICLE I of said ARTICLES OF INCORPORATION to read as follows:

The name of this corporation is: SUNRICH MERCANTILE CORP.”

NOW. THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve and consent to the foregoing amendment of said ARTICLES OF INCORPORATION, and does hereby consent that Article I of said ARTICLES OF INCORPORATION be amended to read as herein set forth.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name, and, following his name, the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said ARTICLES OF INCORPORATION of the character of the foregoing amendment.

NAME	DATE	NO. OF SHARES

Alpha Beta Food Markets, Inc.	December 5, 1955	197

ALPHA BETA FOOD MARKETS, INC. -

By:	C. W. Edwards
President

Bt:	W. C. Cheverton
Secretary

THREE: The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 200.

IN WITNESS WHEREOF, the undersigned have executed this CERTIFICATE OF AMENDMENT this 5th day of December, 1955.

C.W. Edwards
President of WHOLESALE-RETAIL FOOD MARKETS

Philip B. Garrard
Secretary of WHOLESALE-RETAIL FOOD MARKETS

STATE OF CALIFORNIA	)
) ss.
County of Orange	)

C. W. EDWARDS and PHILIP B. GERRARD, being first duly sworn, each for himself, deposes and says:

That C. W. EDWARDS is, and was at all of the times mentioned in the foregoing CERTIFICATE OF AMENDMENT, the President of WHOLESALE-RETAIL FOOD MARKETS, the California corporation therein mentioned, and PHILIP B. GERRARD is, and was at all of said times the Secretary of said corporation; that each has read said certificate and that the statements therein made are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

C.W. Edwards

Philip B. Garrard

SUBSCRIBED AND SWORN to before me

this 5th day of December, 1955.

/s/ J.T. Hayward
NOTARY PUBLIC in and for said
County and State.

State of California Secretary of State	File 2006156 1 0 0 8 7

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION - CONVERSION
IMPORTANT — Read all instructions before completing this form.	This Space For Filing Use Only

CONVERTED ENTITY INFORMATION

1.	NAME OF LIMITED LIABILITY COMPANY (End the name with the words “Limited Liability Company,” “Ltd. Liability Company,” “Ltd. Liability Co.,” of the abbreviation “LLC” or “L.L.C.”)

SUNRICH MERCANTILE LLC

2	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

3	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (Check only one)

☐ ONE MANAGER     ☐ MORE THAN ONE MANAGER     ☒ ALL LIMITED LIABILITY COMPANY MEMBER(S)

4	MAILING ADDRESS OF THE CHIEF EXECUTIVE OFFICE CITY AND STATE ZIP CODE

250 Parkcenter Boulevard, P.O. Box 20                                                      Boise, Idaho                                                83726

5	NAME OF AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 5 and 6 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 5 must be completed (leave Item 6 blank)

Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service.

6 IF AN INDIVIDUAL ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CA	CITY	STATE CA	ZIP CODE

CONVERTING ENTITY INFORMATION

7. NAME OF CONVERTING ENTITY SUNRICH MERCANTILE CORP.

8 FORM OF ENTITY Corporation	9 JURISDICTION California	10 CA SECRETARY OF STATE FILE NUMBER, IF ANY C0149832

11.    THE PRINCIPAL TERMS OF THE PLAN OF CONVERSION WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, PROVIDE THE FOLLOWING FOR EACH CLASS.

STATE THE CLASS AND NUMBER OF OUTSTANDING INTERESTS ENTITLED TO VOTE	AND	THE PERCENTAGE VOTE REQUIRED OF EACH CLASS
Common stock - 200 shares		51%

ADDITIONAL INFORMATION

12. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE

13     I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Paul G. Rowan June 1, 2006	Paul G. Rowan, President
SIGNATURE OF AUTHORIZED PERSON DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON Colleen Batcheler, Vice Presidents &
/s/ Colleen Batcheler June 1, 2006 SIGNATURE OF AUTHORIZED PERSON DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON Secretary
LLC-1A (REV 08/2005)	APPROVED BY SECRETARY OF STATE

State of California Secretary of State

STATEMENT OF INFORMATION

(Limited Liability Company)

Filing Fee $20.00. If this is an amendment, see instructions.

IMPORTANT — READ INSTRUCTIONS BEFORE COMPLETING THIS FORM

1.	LIMITED LIABILITY COMPANY NAME

SUNRICH MERCANTILE LLC

CORP TAX DEPT

PO BOX 20

BOISE ID 83726

This Space For Filing Use Only

File Number and State or Place of Organization

2. SECRETARY OF STATE FILE NUMBER 200615610087	3. STATE OR PLACE OF ORGANIZATION (If formed outside of California) CALIFORNIA

No Change Statement

4.      If there have been any changes to the information contained in the last Statement of Information filed with the California Secretary of State, or no Statement of Information has been previously filed, this form must be completed in its entirety.

☐       If there has been no change in any of the information contained in the last Statement of Information filed with the California Secretary of State, check the box and proceed to Item 15.

Complete Addresses for the Following (Do not abbreviate the name of the city. Items 5 and 7 cannot be P.O. Boxes.)

5. STREET ADDRESS OF PRINCIPAL OFFICE 250 PARKCENTER BLVD	CITY BOISE	STATE ID	ZIP CODE 83706

6. MAILING ADDRESS OF LLC. IF DIFFERENT THAN ITEM 5 CORP TAX DEPT PO BOX 20	CITY BOISE	STATE ID	ZIP CODE 83726

7. STREET ADDRESS OF CALIFORNIA OFFICE 818 W 7th ST	CITY LOS ANGELES	STATE CA	ZIP CODE 90017

Name and Complete Address of the Chief Executive Officer, If Any

8. NAME ADDRESS	CITY	STATE	ZIP CODE

Name and Complete Address of Any Manager or Managers, or if None Have Been Appointed or Elected, Provide the Name and Address of Each Member (Attach additional pages, if necessary.)

9. NAME ADDRESS CITY AMERICAN FOOD AND DRUG LLC 250 PARKCENTER BLVD BOISE ID		STATE	ZIP CODE 83706

10. NAME ADDRESS	CITY	STATE	ZIP CODE

11. NAME ADDRESS	CITY	STATE	ZIP CODE

Agent for Service of Process If the agent is an individual, the agent must reside in California and item 13 must be completed with a California address, a P.O. Box is not acceptable. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and item 13 must be left blank.

12. NAME OF AGENT FOR SERVICE OF PROCESS CT CORPORATION SYSTEM C0168406

13. STREET ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL CITY		STATE CA	ZIP CODE

Type of Business

14. DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY GENERAL MERCHANDISE WAREHOUSE

15. THE INFORMATION CONTAINED HEREIN. INCLUDING ANY ATTACHMENTS, IS TRUE AND CORRECT. 06/10/2014 SUSAN MCMILLAN GROUP VP & ASST SEC /s/ Susan McMillan
DATE TYPE OR PRINT NAME OF PERSON TITLE SIGNATURE COMPLETING THE FORM
LLC-12 (REV 01/2014)	APPROVED BY SECRETARY OF STATE